SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2021

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2021, GeoVax Labs, Inc. (the “Company”), through its wholly-owned subsidiary GeoVax, Inc., entered into an Assignment and License Agreement the (“License Agreement”) with PNP Therapeutics, Inc. (“PNP”) under which the Company obtained exclusive worldwide rights to key intellectual property, including Gedeptin® patents, know-how, regulatory filings, clinical materials, and trademarks. The Gedeptin® patent portfolio was originally licensed from the University of Alabama at Birmingham (“UAB”) and Southern Research Institute (“SRI”) by PNP. Under the terms of the License Agreement, the Company is the successor to PNP under the Exclusive License Agreement between UAB, SRI and PNP, and has acquired the exclusive rights to develop and commercialize Gedeptin®, a novel patented product for the treatment of solid tumors.

The terms of the License Agreement, include an (i) an upfront payment at closing, (ii) milestone payments due upon the achievement of selected development and regulatory events, and (iii) quarterly support payments for the lesser period of three years or the Company’s filing for FDA approval of its Biologics License Application on the use of Gedeptin® for the treatment of head and neck cancer in humans. The Company will also pay tiered percentage annual royalties in the low-to-mid teens on Net Sales (as defined in the License Agreement) of products covered under the License Agreement on a country-by-country and product-by-product basis, subject to specified reductions.

Under the License Agreement, the Company also issued a warrant (the “Warrant”) to PNP, exercisable at any time following March 28, 2022, and prior to September 28, 2026, for up to 100,000 shares of the Company’s common stock at an exercise price of $13.00 per share.

The License Agreement will remain in effect during the original term (the “Original Term”), which concludes upon FDA approval of a generic or biosimilar product, and then will automatically renew for 5-year additional terms following the expiration of the Original Term, subject to customary termination rights.

The foregoing summaries of the License Agreement and Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the License Agreement and Warrant attached as Exhibit 10.1 and 4.1 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Warrant issued in connection with the License Agreement is incorporated by reference to this Item 3.02. The Warrant was issued in reliance upon the exemption from the registration requirements of the of 1933, as amended (the “Securities Act”), set forth under Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws. PNP represented that it is an accredited investor and that it is acquiring the Warrant for investment purposes only and not with a view to any resale, distribution or other disposition of such security in violation of the United States federal securities laws. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 7.01	Regulation FD Disclosure

On September 28, 2021, the Company issued a press release entitled “GeoVax Expands Immuno-Oncology Pipeline with
Acquisition of Clinical-Stage Cancer Program.” A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits
Exhibit No.	Description
4.1	Warrant issued to PNP Therapeutics, Inc., dated September 28, 2021
10.1	Assignment and License Agreement, dated September 28, 2021, by and between GeoVax, Inc. and PNP Therapeutics, Inc. (1)
99.1	Press release dated September 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted as the Company has determined (i) the omitted information is not material and (ii) the omitted information would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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